Exhibit 4.9

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

CGEN DIGITAL MEDIA COMPANY LIMITED

WARRANT TO PURCHASE

SERIES B REDEEMABLE CONVERTIBLE PREFERRED SHARES

No. B-1

Issue Date: November 1, 2006

CGEN DIGITAL MEDIA COMPANY LIMITED, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), hereby certifies that, for value received, JAFCO Asia Technology Fund III (the “Holder”) is entitled, subject to the terms set forth below, to purchase from the Company at any tune beginning on the Effective Date and before the Expiration Date (as defined below), up to a total of 946,716 fully paid and non-assessable shares of the Company’s Series B redeemable convertible preferred shares, par value US$0.000001 per share (the “Warrant Shares”), at a per share purchase price of US$0.113402 (the “Exercise Price”). The number of Warrant Shares purchasable upon exercise of this Warrant and the Exercise Price are subject to adjustment and change as provided herein.

1. Definitions. As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

1.1 “Affiliate” means, in respect of a Person, any of (a) a director, officer or partner of such Person, (b) a spouse, parent, sibling or descendant of such Person or a spouse, parent sibling or descent of a director, officer, or partner of such Person and (c) any other Person that, directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, another Person; and in the case of a Holder, shall include (i) any Person who holds Shares as a nominee for such Holder, (ii) any shareholder of such Holder, (iii) any entity or individual which has a direct or indirect interest in such Holder (including, if applicable, any general partner or limited partner) or any fund manager thereof; (iv) any Person that directly or indirectly Controls, is Controlled by, under common Control with, or is managed by such Holder or its fund manager, (v) the relatives of any individual referred to in (iii) above, and (v) any trust Controlled by or held for the benefit of such individuals. The term “Control” includes, without limitation, the possession, directly or indirectly, of power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

1.2 “Business Days” means any day (excluding Saturdays, Sundays and public holidays in the PRC) on which banks generally are on for business in the PRC, Singapore and New York.

1.3 “Effective Date” means the Issue Date.

1.4 “Exercise Amount” has the meaning set forth in Section 2.1.

1.5 “Expiration Date” means the earlier of (a) the closing date of the Next Equity Financing or (b) the completion date of a Qualified IPO.

1.6 “Fair Market Value” of a Warrant Share (on an converted basis) as of a particular date shall mean:

(a) If traded on a securities exchange or the NASDAQ National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Ordinary Shares of the Company (or the average of the closing prices of securities representing such Ordinary Shares divided by the number of Ordinary Shares represented) on such exchange or market over the five (5) Business Days ending immediately prior to the applicable date of valuation, except that if this Warrant shall be exercised immediately prior to the consummation of a Qualified IPO, the Fair Market Value shall be deemed to be the price at which one (1) Ordinary Share (or securities representing such Ordinary Share) was initially offered to the public in the Qualified IPO.

(b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30 day period ending immediately prior to the applicable date of valuation; and

(c) If there is no active public market, the Fair Market Value shall be the price per share that the Company could obtain from a willing buyer for Warrant Shares sold by the Company from authorized but unissued shares, as such prices shall be determined in good faith by the Board of Directors of the Company.

1.7 “Qualified IPO” means a public offering in the United States pursuant to an effective registration statement under the Securities Act or a reasonably comparable public offering on the Main Board of the Hong Kong Stock Exchange or a major stock exchange in Asia, covering the offer and sale of Ordinary Shares in which (x) the aggregate gross proceeds received by the Company in such public offering, at the public offering price, equals or exceeds Twenty Million United States Dollars ($20,000,000) (or its equivalent) and (y) involving a per share offering price of at least three (3) times the then effective Series B Conversion Price (as defined in the Company’s Amended and Restated Articles of Association.

1.8 “Issue Date” means the date of the issuance of this Warrant by the Company as stated under the heading of this Warrant.

1.9 “Next Equity Financing” means the Company’s next equity financing transaction in which it sells Series C Shares.

1.10 “Ordinary Shares” means the ordinary shares of the Company, with a par value of US$0.000001 per share.

1.11 “Person” means any individual, sole proprietorship, partnership, farm, joint venture, estate, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or governmental authority or other entity of any kind or nature.

1.12 “Registration Rights Agreement” means that certain Registration Rights Agreement entered into between the Company, the Holder and certain other parties, dated January 16, 2006, and as amended from time to time.

1.13 “Series B Shares” means the Company’s redeemable convertible Series B preferred shares with a par value of US$0.000001 per share.

1.14 “Series C Shares” means the Company’s redeemable convertible Series C preferred shares with a par value of US$0.000001 per share to be issued at the Next Equity Financing.

1.15 “Warrant” as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

2. Exercise of Warrant.

2.1 Exercise and Payment.

(a) This Warrant may be exercised in whole by the Holder hereof at any time on or after the Effective Date but before the Expiration Date, by delivery of an original or facsimile copy of the notice of exercise attached as Exhibit A hereto (the “Exercise Form”) duly executed by such Holder and surrender of the original Warrant by the earlier of (x) the tenth (10th) calendar day after exercise or (y) the Expiration Date, to the Company at its principal office, accompanied by payment (i) by wire transfer, (ii) by cancellation of indebtedness of the Company owed to the Holder or (iii) a combination of (i) and (ii) of an amount obtained by multiplying the number of Warrant Shares by the Exercise Price then in effect (the “Exercise Amount”). The Holder shall receive all the rights, preferences and privileges granted to other holders of the same class and series of shares issued upon the exercise of this Warrant. There is no partial exercise of this Warrant.

(b) At any time on or after the Effective Date and prior to the Expiration Date, in lieu of cash exercising this Warrant, the Holder may elect to receive Warrant Shares equal to the value of this Warrant by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

X=	Y(A-B)
A

Where

X — The number of Warrant Shares to be issued to the Holder.

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Y — The number of Warrant Shares purchasable under this Warrant.

A — The Fair Market Value of one (1) Warrant Share that the Holder is entitled to purchase.

B — The Exercise Price (as adjusted to the cute of such calculations).

2.2 Register of Members; Share Certificate; Fractional Shares. Upon delivery of the Warrant to the Company for cancellation and payment of the Exercise Amount (the date of completion of the foregoing; the “Exercise Date”), the Company shall as soon as practicable (but in no event later than thirty (30) days after the Exercise Date) register the Holder as a member of the Company in the Company’s register of members in respect of the Warrant Shares issuable upon such exercise, and issue and deliver to the Holder a certificate for the number of Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a Warrant Share equal to such fraction of the fair market value of one (1) whole Warrant Share as determined by the Company’s board of directors. No fractional Warrant Share or scrip representing a fractional Warrant Share shall be issued upon an exercise of this Warrant.

3. Valid Issuance; Taxes. All Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof.

4. Adjustment Of Exercise Price And Number Of Warrant Shares. The Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities or property receivable or issuable upon exercise of this Warrant) and the Exercise Price are subject to adjustment upon occurrence of the following events:

4.1 Adjustment for Share Splits, Share Subdivisions or Combinations. The Exercise Price of this Warrant shall be proportionally decreased and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any share split or subdivision of the Series B Shares. The Exercise Price of this Warrant shall be proportionally increased and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Series B Shares.

4.2 Adjustment for Dividends or Distributions of Shares or Other Securities or Property. In the event the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Series B Shares (or any shares or other securities at the time issuable upon exercise of the Warrant) payable in (a) shares or other securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Series B Shares (or such other shares or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the shares or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant in full on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional shares available to it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

4.3 Reclassification. If the Company, by reclassification of shares or otherwise, shall change any of the shares as to which purchase rights under this Warrant exist into the same or a different number of shares of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of shares as would have been issuable as the result of such change with respect to the shares that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefore shall be equitably adjusted, all subject to further adjustment as provided in this Section 4.

4.4 Adjustment for Capital Reorganization, Merger or Consolidation. In case of any reorganization of the capital shares of the Company (other than a combination, reclassification or subdivision of shares otherwise provided for herein); or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive, upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property of the successor corporation

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resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised in full immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the shares or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s board of directors. In all events, appropriate adjustment (as determined in good faith by the Company’s board of directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

5. Certificate As To Adjustments. In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of this Warrant, the chief financial officer (or any person of an equivalent position) of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company shall promptly send (by facsimile or electronic mail, and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

6. Loss Or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and delivery in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

7. Reservation Of Shares. The Company hereby covenants and agrees that at all times there shall be reserved in the Company’s authorized but unissued share capital for issuance and delivery upon exercise of this Warrant such number of Warrant Shares (or other shares of the Company as are from time to time issuable upon exercise of this Warrant) and Ordinary Shares for issuance on conversion of such Warrant Shares.

8. Transfers; Restrictive Legends.

8.1 Transfers; Compliance with Securities Laws.

(a) This Warrant and the Warrant Shares issued upon the exercise of the Warrant are not assignable or transferable except this Warrant (and all rights hereunder) and the Warrant Shares issued upon the exercise of the Warrant may be assigned or transferred, in whole, subject to the terms of that certain Shareholders’ Agreement dated January 16, 2006, entered into between the Holder, the Company and certain other parties, as amended from time to time.

(b) The Holder, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other parry, for investment, and not with a view toward distribution or resale. The Holder represents and warrants to the Company that the Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder understands that the Warrant and any Warrant Shares acquired upon exercise of this Warrant are being offered and sold to the Holder in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to initially acquire the Warrant Shares.

8.2 Restrictive Legends. This Warrant shall (and each Warrant issued in substitution for this Warrant issued pursuant to Section 6 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

“THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE

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WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

Except as otherwise permitted by this Section 8, each share certificate for Warrant Shares issued upon the exercise of any Warrant and each share certificate issued on the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

Notwithstanding the foregoing, the Holder may require the Company to issue a share certificate for Warrant Shares without a legend if (i) such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto) or (ii) the Holder has received an opinion of counsel reasonably satisfactory to the Company that such registration is not required with respect to such Warrant Shares. If either condition in the foregoing sentence has been satisfied, the Company shall, without expense (except for the payment of any applicable transfer tax) and as expeditiously as possible, issue a new share certificate not bearing such legend.

9. Registration Rights. All Warrant Shares issuable upon exercise of this Warrant shall be “Registrable Shares” within the meaning of the relevant provisions of the Company’s Registration Rights Agreement, and are entitled, subject to the terms and conditions of that agreement, to all registration rights granted to the Holder thereunder.

10. No Rights or Liabilities as Shareholders. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder or member of the Company. In the absence of affirmative action by such Holder to purchase Warrant Shares by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a shareholder or member of the Company for any purpose.

11. Miscellaneous.

11.1 Amendment. This Warrant may not be amended or modified except upon written consent of the Holder and the Company.

11.2 Assignment. The rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and permitted transferees of the parties.

11.3 Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Holder with respect to this Warrant and the Warrant Shares.

11.4 Governing Law and Dispute Resolution.

(a) Governing Law. Except with respect to the references in this Warrant to the Securities Act, this Warrant shall be governed by and construed exclusively in accordance with the laws of the Hong Kong without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of Hong Kong to the rights and duties of the parties hereunder.

(b) Dispute Resolution.

i. Negotiation Between Parties. The Holder and the Company agree to negotiate in good faith to resolve any dispute between them regarding this Warrant. If the negotiations do not resolve the dispute to the reasonable satisfaction of all parties within thirty (30) days, Section 11.4 (b)(ii) shall apply.

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ii. Arbitration. In the event the parties are unable to settle a dispute between them regarding this Warrant in accordance with subsection (i) above, such dispute shall he referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the “UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this subsection (ii). The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules. The Language of the arbitration shall be English.

11.5 Headings. Section headings in this Warrant are included herein for convenience of reference only and shall not constitute a part of this Warrant for any other purpose.

11.6 Notices. Any notice or communication provided for by this Warrant shall be in writing and shall be delivered in person, sent by telecopy, mailed, first class, postage prepaid, or sent by nationally recognized overnight delivery service addressed to the Company or the Holder at their respective addresses or telecopy numbers in the register maintained by the Company or, as to any such party, at such other address or telecopy number as may be designated by it in a notice to the other party hereto. All notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

11.7 Further Assurance. Each of the Company and the Holder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Holder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Agreement.

11.8 Severability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without render invalid or unenforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

11.9 Saturdays, Sundays and Holidays. If the Expiration Date falls on a Business Day, the Expiration Date shall automatically be extended until the next Business Day.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

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IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above:

COMPANY:

CGEN Digital Media Company Limited

By:	/s/

Name:

Title:

As accepted and agreed,

HOLDER:

JAFCO Asia Technology Fund III

By:	/s/

Name:

Title:

[SIGNATURE PAGE TO WARRANT]

Exhibit A

EXERCISE FORM

(to be signed only on exercise of Warrant)

TO: CGEN DIGITAL MEDIA COMPANY LIMITED

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.             ), hereby irrevocably elects to purchase:

All shares of the Series B Shares covered by such Warrant.

(a)              The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is US$                    .

OR

(b)              The undersigned herewith wishes to exercise the Warrant pursuant to Section 2.1(b)

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to the undersigned at the address below.

Dated:                     .

(Signature)

(Print Name)

(Street Address)

(City) (State) (Zip Code)

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

CGEN DIGITAL MEDIA COMPANY LIMITED

WARRANT TO PURCHASE

SERIES B REDEEMABLE CONVERTIBLE PREFERRED SHARES

No. B-2

Issue Date: November 1, 2006

CGEN DIGITAL MEDIA COMPANY LIMITED, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), hereby certifies that, for value received, TDF Capital China II, L.P. (the “Holder”) is entitled, subject to the terms set forth below, to purchase from the Company at any tune beginning on the Effective Date and before the Expiration Date (as defined below), up to a total of 794,247 fully paid and non-assessable shares of the Company’s Series B redeemable convertible preferred shares, par value US$0.000001 per share (the “Warrant Shares”), at a per share purchase price of US$0.113402 (the “Exercise Price”). The number of Warrant Shares purchasable upon exercise of this Warrant and the Exercise Price are subject to adjustment and change as provided herein.

12. Definitions. As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

12.1 “Affiliate” means, in respect of a Person, any of (a) a director, officer or partner of such Person, (b) a spouse, parent, sibling or descendant of such Person or a spouse, parent sibling or descent of a director, officer, or partner of such Person and (c) any other Person that, directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, another Person; and in the case of a Holder, shall include (i) any Person who holds Shares as a nominee for such Holder, (ii) any shareholder of such Holder, (iii) any entity or individual which has a direct or indirect interest in such Holder (including, if applicable, any general partner or limited partner) or any fund manager thereof; (iv) any Person that directly or indirectly Controls, is Controlled by, under common Control with, or is managed by such Holder or its fund manager, (v) the relatives of any individual referred to in (iii) above, and (v) any trust Controlled by or held for the benefit of such individuals. The term “Control” includes, without limitation, the possession, directly or indirectly, of power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

12.2 “Business Days” means any day (excluding Saturdays, Sundays and public holidays in the PRC) on which banks generally are on for business in the PRC, Singapore and New York.

12.3 “Effective Date” means the Issue Date.

12.4 “Exercise Amount” has the meaning set forth in Section 2.1.

12.5 “Expiration Date” means the earlier of (a) the closing date of the Next Equity Financing or (b) the completion date of a Qualified IPO.

12.6 “Fair Market Value” of a Warrant Share (on an converted basis) as of a particular date shall mean:

(a) If traded on a securities exchange or the NASDAQ National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Ordinary Shares of the Company (or the average of the closing prices of securities representing such Ordinary Shares divided by the number of Ordinary Shares represented) on such exchange or market over the five (5) Business Days ending immediately prior to the applicable date of valuation, except that if this Warrant shall be exercised immediately prior to the consummation of a Qualified IPO, the Fair Market Value shall be deemed to be the price at which one (1) Ordinary Share (or securities representing such Ordinary Share) was initially offered to the public in the Qualified IPO.

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(b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30 day period ending immediately prior to the applicable date of valuation; and

(c) If there is no active public market, the Fair Market Value shall be the price per share that the Company could obtain from a willing buyer for Warrant Shares sold by the Company from authorized but unissued shares, as such prices shall be determined in good faith by the Board of Directors of the Company.

12.7 “Qualified IPO” means a public offering in the United States pursuant to an effective registration statement under the Securities Act or a reasonably comparable public offering on the Main Board of the Hong Kong Stock Exchange or a major stock exchange in Asia, covering the offer and sale of Ordinary Shares in which (x) the aggregate gross proceeds received by the Company in such public offering, at the public offering price, equals or exceeds Twenty Million United States Dollars ($20,000,000) (or its equivalent) and (y) involving a per share offering price of at least three (3) times the then effective Series B Conversion Price (as defined in the Company’s Amended and Restated Articles of Association.

12.8 “Issue Date” means the date of the issuance of this Warrant by the Company as stated under the heading of this Warrant.

12.9 “Next Equity Financing” means the Company’s next equity financing transaction in which it sells Series C Shares.

12.10 “Ordinary Shares” means the ordinary shares of the Company, with a par value of US$0.000001 per share.

12.11 “Person” means any individual, sole proprietorship, partnership, farm, joint venture, estate, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or governmental authority or other entity of any kind or nature.

12.12 “Registration Rights Agreement” means that certain Registration Rights Agreement entered into between the Company, the Holder and certain other parties, dated January 16, 2006, and as amended from time to time.

12.13 “Series B Shares” means the Company’s redeemable convertible Series B preferred shares with a par value of US$0.000001 per share.

12.14 “Series C Shares” means the Company’s redeemable convertible Series C preferred shares with a par value of US$0.000001 per share to be issued at the Next Equity Financing.

12.15 “Warrant” as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

13. Exercise of Warrant.

13.1 Exercise and Payment.

(a) This Warrant may be exercised in whole by the Holder hereof at any time on or after the Effective Date but before the Expiration Date, by delivery of an original or facsimile copy of the notice of exercise attached as Exhibit A hereto (the “Exercise Form”) duly executed by such Holder and surrender of the original Warrant by the earlier of (x) the tenth (10th) calendar day after exercise or (y) the Expiration Date, to the Company at its principal office, accompanied by payment (i) by wire transfer, (ii) by cancellation of indebtedness of the Company owed to the Holder or (iii) a combination of (i) and (ii) of an amount obtained by multiplying the number of Warrant Shares by the Exercise Price then in effect (the “Exercise Amount”). The Holder shall receive all the rights, preferences and privileges granted to other holders of the same class and series of shares issued upon the exercise of this Warrant. There is no partial exercise of this Warrant.

(b) At any time on or after the Effective Date and prior to the Expiration Date, in lieu of cash exercising this Warrant, the Holder may elect to receive Warrant Shares equal to the value of this Warrant by surrender of this Warrant at the principal office of

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the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

X=	Y(A-B)
A

Where

X — The number of Warrant Shares to be issued to the Holder.

Y — The number of Warrant Shares purchasable under this Warrant.

A — The Fair Market Value of one (1) Warrant Share that the Holder is entitled to purchase.

B — The Exercise Price (as adjusted to the cute of such calculations).

13.2 Register of Members; Share Certificate; Fractional Shares. Upon delivery of the Warrant to the Company for cancellation and payment of the Exercise Amount (the date of completion of the foregoing; the “Exercise Date”), the Company shall as soon as practicable (but in no event later than thirty (30) days after the Exercise Date) register the Holder as a member of the Company in the Company’s register of members in respect of the Warrant Shares issuable upon such exercise, and issue and deliver to the Holder a certificate for the number of Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a Warrant Share equal to such fraction of the fair market value of one (1) whole Warrant Share as determined by the Company’s board of directors. No fractional Warrant Share or scrip representing a fractional Warrant Share shall be issued upon an exercise of this Warrant.

14. Valid Issuance; Taxes. All Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof.

15. Adjustment Of Exercise Price And Number Of Warrant Shares. The Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities or property receivable or issuable upon exercise of this Warrant) and the Exercise Price are subject to adjustment upon occurrence of the following events:

15.1 Adjustment for Share Splits, Share Subdivisions or Combinations. The Exercise Price of this Warrant shall be proportionally decreased and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any share split or subdivision of the Series B Shares. The Exercise Price of this Warrant shall be proportionally increased and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Series B Shares.

15.2 Adjustment for Dividends or Distributions of Shares or Other Securities or Property. In the event the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Series B Shares (or any shares or other securities at the time issuable upon exercise of the Warrant) payable in (a) shares or other securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Series B Shares (or such other shares or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the shares or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant in full on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional shares available to it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

15.3 Reclassification. If the Company, by reclassification of shares or otherwise, shall change any of the shares as to which purchase rights under this Warrant exist into the same or a different number of shares of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of shares as would have been issuable as the result of such change with respect to the shares that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefore shall be equitably adjusted, all subject to further adjustment as provided in this Section 4.

15.4 Adjustment for Capital Reorganization, Merger or Consolidation. In case of any reorganization of the capital shares of the Company (other than a combination, reclassification or subdivision of shares otherwise provided for herein); or any merger or

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consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive, upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised in full immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the shares or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s board of directors. In all events, appropriate adjustment (as determined in good faith by the Company’s board of directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

16. Certificate As To Adjustments. In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of this Warrant, the chief financial officer (or any person of an equivalent position) of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company shall promptly send (by facsimile or electronic mail, and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

17. Loss Or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and delivery in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

18. Reservation Of Shares. The Company hereby covenants and agrees that at all times there shall be reserved in the Company’s authorized but unissued share capital for issuance and delivery upon exercise of this Warrant such number of Warrant Shares (or other shares of the Company as are from time to time issuable upon exercise of this Warrant) and Ordinary Shares for issuance on conversion of such Warrant Shares.

19. Transfers; Restrictive Legends.

19.1 Transfers; Compliance with Securities Laws.

(a) This Warrant and the Warrant Shares issued upon the exercise of the Warrant are not assignable or transferable except this Warrant (and all rights hereunder) and the Warrant Shares issued upon the exercise of the Warrant may be assigned or transferred, in whole, subject to the terms of that certain Shareholders’ Agreement dated January 16, 2006, entered into between the Holder, the Company and certain other parties, as amended from time to time.

(b) The Holder, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other parry, for investment, and not with a view toward distribution or resale. The Holder represents and warrants to the Company that the Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder understands that the Warrant and any Warrant Shares acquired upon exercise of this Warrant are being offered and sold to the Holder in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to initially acquire the Warrant Shares.

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19.2 Restrictive Legends. This Warrant shall (and each Warrant issued in substitution for this Warrant issued pursuant to Section 6 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

“THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

Except as otherwise permitted by this Section 8, each share certificate for Warrant Shares issued upon the exercise of any Warrant and each share certificate issued on the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

Notwithstanding the foregoing, the Holder may require the Company to issue a share certificate for Warrant Shares without a legend if (i) such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto) or (ii) the Holder has received an opinion of counsel reasonably satisfactory to the Company that such registration is not required with respect to such Warrant Shares. If either condition in the foregoing sentence has been satisfied, the Company shall, without expense (except for the payment of any applicable transfer tax) and as expeditiously as possible, issue a new share certificate not bearing such legend.

20. Registration Rights. All Warrant Shares issuable upon exercise of this Warrant shall be “Registrable Shares” within the meaning of the relevant provisions of the Company’s Registration Rights Agreement, and are entitled, subject to the terms and conditions of that agreement, to all registration rights granted to the Holder thereunder.

21. No Rights or Liabilities as Shareholders. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder or member of the Company. In the absence of affirmative action by such Holder to purchase Warrant Shares by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a shareholder or member of the Company for any purpose.

22. Miscellaneous.

22.1 Amendment. This Warrant may not be amended or modified except upon written consent of the Holder and the Company.

22.2 Assignment. The rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and permitted transferees of the parties.

22.3 Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Holder with respect to this Warrant and the Warrant Shares.

22.4 Governing Law and Dispute Resolution.

(a) Governing Law. Except with respect to the references in this Warrant to the Securities Act, this Warrant shall be governed by and construed exclusively in accordance with the laws of the Hong Kong without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of Hong Kong to the rights and duties of the parties hereunder.

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(b) Dispute Resolution.

i. Negotiation Between Parties. The Holder and the Company agree to negotiate in good faith to resolve any dispute between them regarding this Warrant. If the negotiations do not resolve the dispute to the reasonable satisfaction of all parties within thirty (30) days, Section 11.4 (b)(ii) shall apply.

ii. Arbitration. In the event the parties are unable to settle a dispute between them regarding this Warrant in accordance with subsection (i) above, such dispute shall he referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the “UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this subsection (ii). The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules. The Language of the arbitration shall be English.

22.5 Headings. Section headings in this Warrant are included herein for convenience of reference only and shall not constitute a part of this Warrant for any other purpose.

22.6 Notices. Any notice or communication provided for by this Warrant shall be in writing and shall be delivered in person, sent by telecopy, mailed, first class, postage prepaid, or sent by nationally recognized overnight delivery service addressed to the Company or the Holder at their respective addresses or telecopy numbers in the register maintained by the Company or, as to any such party, at such other address or telecopy number as may be designated by it in a notice to the other party hereto. All notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

22.7 Further Assurance. Each of the Company and the Holder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Holder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Agreement.

22.8 Severability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without render invalid or unenforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

22.9 Saturdays, Sundays and Holidays. If the Expiration Date falls on a Business Day, the Expiration Date shall automatically be extended until the next Business Day.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

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IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above:

COMPANY:

CGEN Digital Media Company Limited

By:	/s/

Name:

Title:

As accepted and agreed,

HOLDER:

TDF Capital China II, L.P.

By:	/s/

Name:

Title:

[SIGNATURE PAGE TO WARRANT]

Exhibit A

EXERCISE FORM

(to be signed only on exercise of Warrant)

TO: CGEN DIGITAL MEDIA COMPANY LIMITED

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.             ), hereby irrevocably elects to purchase:

All shares of the Series B Shares covered by such Warrant.

(a)              The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is US$                    .

OR

(b)              The undersigned herewith wishes to exercise the Warrant pursuant to Section 2.1(b)

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to the undersigned at the address below.

Dated:                     .

(Signature)

(Print Name)

(Street Address)

(City) (State) (Zip Code)

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

CGEN DIGITAL MEDIA COMPANY LIMITED

WARRANT TO PURCHASE

SERIES B REDEEMABLE CONVERTIBLE PREFERRED SHARES

No. B-3

Issue Date: November 1, 2006

CGEN DIGITAL MEDIA COMPANY LIMITED, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), hereby certifies that, for value received, TDF Capital Advisors, LP (the “Holder”) is entitled, subject to the terms set forth below, to purchase from the Company at any tune beginning on the Effective Date and before the Expiration Date (as defined below), up to a total of 34,129 fully paid and non-assessable shares of the Company’s Series B redeemable convertible preferred shares, par value US$0.000001 per share (the “Warrant Shares”), at a per share purchase price of US$0.113402 (the “Exercise Price”). The number of Warrant Shares purchasable upon exercise of this Warrant and the Exercise Price are subject to adjustment and change as provided herein.

23. Definitions. As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

23.1 “Affiliate” means, in respect of a Person, any of (a) a director, officer or partner of such Person, (b) a spouse, parent, sibling or descendant of such Person or a spouse, parent sibling or descent of a director, officer, or partner of such Person and (c) any other Person that, directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, another Person; and in the case of a Holder, shall include (i) any Person who holds Shares as a nominee for such Holder, (ii) any shareholder of such Holder, (iii) any entity or individual which has a direct or indirect interest in such Holder (including, if applicable, any general partner or limited partner) or any fund manager thereof; (iv) any Person that directly or indirectly Controls, is Controlled by, under common Control with, or is managed by such Holder or its fund manager, (v) the relatives of any individual referred to in (iii) above, and (v) any trust Controlled by or held for the benefit of such individuals. The term “Control” includes, without limitation, the possession, directly or indirectly, of power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

23.2 “Business Days” means any day (excluding Saturdays, Sundays and public holidays in the PRC) on which banks generally are on for business in the PRC, Singapore and New York.

23.3 “Effective Date” means the Issue Date.

23.4 “Exercise Amount” has the meaning set forth in Section 2.1.

23.5 “Expiration Date” means the earlier of (a) the closing date of the Next Equity Financing or (b) the completion date of a Qualified IPO.

23.6 “Fair Market Value” of a Warrant Share (on an converted basis) as of a particular date shall mean:

(a) If traded on a securities exchange or the NASDAQ National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Ordinary Shares of the Company (or the average of the closing prices of securities representing such Ordinary Shares divided by the number of Ordinary Shares represented) on such exchange or market over the five (5) Business Days ending immediately prior to the applicable date of valuation, except that if this Warrant shall be exercised immediately prior to the consummation of a Qualified IPO, the Fair Market Value shall be deemed to be the price at which one (1) Ordinary Share (or securities representing such Ordinary Share) was initially offered to the public in the Qualified IPO.

(b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30 day period ending immediately prior to the applicable date of valuation; and

(c) If there is no active public market, the Fair Market Value shall be the price per share that the Company could obtain from a willing buyer for Warrant Shares sold by the Company from authorized but unissued shares, as such prices shall be determined in good faith by the Board of Directors of the Company.

23.7 “Qualified IPO” means a public offering in the United States pursuant to an effective registration statement under the Securities Act or a reasonably comparable public offering on the Main Board of the Hong Kong Stock Exchange or a major stock exchange in Asia, covering the offer and sale of Ordinary Shares in which (x) the aggregate gross proceeds received by the Company in such public offering, at the public offering price, equals or exceeds Twenty Million United States Dollars ($20,000,000) (or its equivalent) and (y) involving a per share offering price of at least three (3) times the then effective Series B Conversion Price (as defined in the Company’s Amended and Restated Articles of Association.

23.8 “Issue Date” means the date of the issuance of this Warrant by the Company as stated under the heading of this Warrant.

23.9 “Next Equity Financing” means the Company’s next equity financing transaction in which it sells Series C Shares.

23.10 “Ordinary Shares” means the ordinary shares of the Company, with a par value of US$0.000001 per share.

23.11 “Person” means any individual, sole proprietorship, partnership, farm, joint venture, estate, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or governmental authority or other entity of any kind or nature.

23.12 “Registration Rights Agreement” means that certain Registration Rights Agreement entered into between the Company, the Holder and certain other parties, dated January 16, 2006, and as amended from time to time.

23.13 “Series B Shares” means the Company’s redeemable convertible Series B preferred shares with a par value of US$0.000001 per share.

23.14 “Series C Shares” means the Company’s redeemable convertible Series C preferred shares with a par value of US$0.000001 per share to be issued at the Next Equity Financing.

23.15 “Warrant” as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

24. Exercise of Warrant.

24.1 Exercise and Payment.

(a) This Warrant may be exercised in whole by the Holder hereof at any time on or after the Effective Date but before the Expiration Date, by delivery of an original or facsimile copy of the notice of exercise attached as Exhibit A hereto (the “Exercise Form”) duly executed by such Holder and surrender of the original Warrant by the earlier of (x) the tenth (10th) calendar day after exercise or (y) the Expiration Date, to the Company at its principal office, accompanied by payment (i) by wire transfer, (ii) by cancellation of indebtedness of the Company owed to the Holder or (iii) a combination of (i) and (ii) of au amount obtained by multiplying the number of Warrant Shares by the Exercise Price then in effect (the “Exercise Amount”). The Holder shall receive all the rights, preferences and privileges granted to other holders of the same class and series of shares issued upon the exercise of this Warrant. There is no partial exercise of this Warrant.

(b) At any time on or after the Effective Date and prior to the Expiration Date, in lieu of cash exercising this Warrant, the Holder may elect to receive Warrant Shares equal to the value of this Warrant by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

X=	Y(A-B)
A

Where

X — The number of Warrant Shares to be issued to the Holder.

Y — The number of Warrant Shares purchasable under this Warrant.

A — The Fair Market Value of one (1) Warrant Share that the Holder is entitled to purchase.

B — The Exercise Price (as adjusted to the cute of such calculations).

24.2 Register of Members; Share Certificate; Fractional Shares. Upon delivery of the Warrant to the Company for cancellation and payment of the Exercise Amount (the date of completion of the foregoing; the “Exercise Date”), the Company shall as soon as practicable (but in no event later than thirty (30) days after the Exercise Date) register the Holder as a member of the Company in the Company’s register of members in respect of the Warrant Shares issuable upon such exercise, and issue and deliver to the Holder a certificate for the number of Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a Warrant Share equal to such fraction of the fair market value of one (1) whole Warrant Share as determined by the Company’s board of directors. No fractional Warrant Share or scrip representing a fractional Warrant Share shall be issued upon an exercise of this Warrant.

25. Valid Issuance; Taxes. All Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof.

26. Adjustment Of Exercise Price And Number Of Warrant Shares. The Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities or property receivable or issuable upon exercise of this Warrant) and the Exercise Price are subject to adjustment upon occurrence of the following events:

26.1 Adjustment for Share Splits, Share Subdivisions or Combinations. The Exercise Price of this Warrant shall be proportionally decreased and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any share split or subdivision of the Series B Shares. The Exercise Price of this Warrant shall be proportionally increased and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Series B Shares.

26.2 Adjustment for Dividends or Distributions of Shares or Other Securities or Property. In the event the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Series B Shares (or any shares or other securities at the time issuable upon exercise of the Warrant) payable in (a) shares or other securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Series B Shares (or such other shares or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the shares or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant in full on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional shares available to it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

26.3 Reclassification. If the Company, by reclassification of shares or otherwise, shall change any of the shares as to which purchase rights under this Warrant exist into the same or a different number of shares of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of shares as would have been issuable as the result of such change with respect to the shares that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefore shall be equitably adjusted, all subject to further adjustment as provided in this Section 4.

26.4 Adjustment for Capital Reorganization, Merger or Consolidation. In case of any reorganization of the capital shares of the Company (other than a combination, reclassification or subdivision of shares otherwise provided for herein); or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive, upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised in full immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the shares or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s board of directors. In all events, appropriate adjustment (as determined in good faith by the Company’s board of directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

27. Certificate As To Adjustments. In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of this Warrant, the chief financial officer (or any person of an equivalent position) of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company shall promptly send (by facsimile or electronic mail, and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

28. Loss Or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and delivery in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

29. Reservation Of Shares. The Company hereby covenants and agrees that at all times there shall be reserved in the Company’s authorized but unissued share capital for issuance and delivery upon exercise of this Warrant such number of Warrant Shares (or other shares of the Company as are from time to time issuable upon exercise of this Warrant) and Ordinary Shares for issuance on conversion of such Warrant Shares.

30. Transfers; Restrictive Legends.

30.1 Transfers; Compliance with Securities Laws.

(a) This Warrant and the Warrant Shares issued upon the exercise of the Warrant are not assignable or transferable except this Warrant (and all rights hereunder) and the Warrant Shares issued upon the exercise of the Warrant may be assigned or transferred, in whole, subject to the terms of that certain Shareholders’ Agreement dated January 16, 2006, entered into between the Holder, the Company and certain other parties, as amended from time to time.

(b) The Holder, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other parry, for investment, and not with a view toward distribution or resale. The Holder represents and warrants to the Company that the Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder understands that the Warrant and any Warrant Shares acquired upon exercise of this Warrant are being offered and sold to the Holder in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to initially acquire the Warrant Shares.

30.2 Restrictive Legends. This Warrant shall (and each Warrant issued in substitution for this Warrant issued pursuant to Section 6 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

“THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

Except as otherwise permitted by this Section 8, each share certificate for Warrant Shares issued upon the exercise of any Warrant and each share certificate issued on the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

Notwithstanding the foregoing, the Holder may require the Company to issue a share certificate for Warrant Shares without a legend if (i) such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto) or (ii) the Holder has received an opinion of counsel reasonably satisfactory to the Company that such registration is not required with respect to such Warrant Shares. If either condition in the foregoing sentence has been satisfied, the Company shall, without expense (except for the payment of any applicable transfer tax) and as expeditiously as possible, issue a new share certificate not bearing such legend.

31. Registration Rights. All Warrant Shares issuable upon exercise of this Warrant shall be “Registrable Shares” within the meaning of the relevant provisions of the Company’s Registration Rights Agreement, and are entitled, subject to the terms and conditions of that agreement, to all registration rights granted to the Holder thereunder.

32. No Rights or Liabilities as Shareholders. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder or member of the Company. In the absence of affirmative action by such Holder to purchase Warrant Shares by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a shareholder or member of the Company for any purpose.

33. Miscellaneous.

33.1 Amendment. This Warrant may not be amended or modified except upon written consent of the Holder and the Company.

33.2 Assignment. The rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and permitted transferees of the parties.

33.3 Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Holder with respect to this Warrant and the Warrant Shares.

33.4 Governing Law and Dispute Resolution.

(a) Governing Law. Except with respect to the references in this Warrant to the Securities Act, this Warrant shall be governed by and construed exclusively in accordance with the laws of the Hong Kong without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of Hong Kong to the rights and duties of the parties hereunder.

(b) Dispute Resolution.

i. Negotiation Between Parties. The Holder and the Company agree to negotiate in good faith to resolve any dispute between them regarding this Warrant. If the negotiations do not resolve the dispute to the reasonable satisfaction of all parties within thirty (30) days, Section 11.4 (b)(ii) shall apply.

ii. Arbitration. In the event the parties are unable to settle a dispute between them regarding this Warrant in accordance with subsection (i) above, such dispute shall he referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the “UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this subsection (ii). The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules. The Language of the arbitration shall be English.

33.5 Headings. Section headings in this Warrant are included herein for convenience of reference only and shall not constitute a part of this Warrant for any other purpose.

33.6 Notices. Any notice or communication provided for by this Warrant shall be in writing and shall be delivered in person, sent by telecopy, mailed, first class, postage prepaid, or sent by nationally recognized overnight delivery service addressed to the Company or the Holder at their respective addresses or telecopy numbers in the register maintained by the Company or, as to any such party, at such other address or telecopy number as may be designated by it in a notice to the other party hereto. All notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

33.7 Further Assurance. Each of the Company and the Holder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Holder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Agreement.

33.8 Severability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without render invalid or unenforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

33.9 Saturdays, Sundays and Holidays. If the Expiration Date falls on a Business Day, the Expiration Date shall automatically be extended until the next Business Day.

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IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above:

COMPANY:

CGEN Digital Media Company Limited

By:	/s/

Name:

Title:

As accepted and agreed,

HOLDER:

TDF Capital Advisors, LP

By:	/s/

Name:

Title:

Exhibit A

EXERCISE FORM

(to be signed only on exercise of Warrant)

TO: CGEN DIGITAL MEDIA COMPANY LIMITED

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.             ), hereby irrevocably elects to purchase:

All shares of the Series B Shares covered by such Warrant.

(a)              The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is US$                    .

OR

(b)              The undersigned herewith wishes to exercise the Warrant pursuant to Section 2.1(b)

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to the undersigned at the address below.

Dated:                     .

(Signature)

(Print Name)

(Street Address)

(City) (State) (Zip Code)

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

CGEN DIGITAL MEDIA COMPANY LIMITED

WARRANT TO PURCHASE

SERIES B REDEEMABLE CONVERTIBLE PREFERRED SHARES

No. B-4

Issue Date: November 1, 2006

CGEN DIGITAL MEDIA COMPANY LIMITED, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), hereby certifies that, for value received, Huitung Investments (BVI) Limited (the “Holder”) is entitled, subject to the terms set forth below, to purchase from the Company at any tune beginning on the Effective Date and before the Expiration Date (as defined below), up to a total of 473,358 fully paid and non-assessable shares of the Company’s Series B redeemable convertible preferred shares, par value US$0.000001 per share (the “Warrant Shares”), at a per share purchase price of US$0.113402 (the “Exercise Price”). The number of Warrant Shares purchasable upon exercise of this Warrant and the Exercise Price are subject to adjustment and change as provided herein.

34. Definitions. As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

34.1 “Affiliate” means, in respect of a Person, any of (a) a director, officer or partner of such Person, (b) a spouse, parent, sibling or descendant of such Person or a spouse, parent sibling or descent of a director, officer, or partner of such Person and (c) any other Person that, directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, another Person; and in the case of a Holder, shall include (i) any Person who holds Shares as a nominee for such Holder, (ii) any shareholder of such Holder, (iii) any entity or individual which has a direct or indirect interest in such Holder (including, if applicable, any general partner or limited partner) or any fund manager thereof; (iv) any Person that directly or indirectly Controls, is Controlled by, under common Control with, or is managed by such Holder or its fund manager, (v) the relatives of any individual referred to in (iii) above, and (v) any trust Controlled by or held for the benefit of such individuals. The term “Control” includes, without limitation, the possession, directly or indirectly, of power to direct the management and policies of a Person, whether through the owner voting securities, by contract or otherwise.

34.2 “Business Days” means any day (excluding Saturdays, Sundays and public holidays in the PRC) on which banks generally are on for business in the PRC, Singapore and New York.

34.3 “Effective Date” means the Issue Date.

34.4 “Exercise Amount” has the meaning set forth in Section 2.1.

34.5 “Expiration Date” means the earlier of (a) the closing date of the Next Equity Financing or (b) the completion date of a Qualified IPO.

34.6 “Fair Market Value” of a Warrant Share (on an converted basis) as of a particular date shall mean:

(a) If traded on a securities exchange or the NASDAQ National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Ordinary Shares of the Company (or the average of the closing prices of securities representing such Ordinary Shares divided by the number of Ordinary Shares represented) on such exchange or market over the five (5) Business Days ending immediately prior to the applicable date of valuation, except that if this Warrant shall be exercised immediately prior to the consummation of a Qualified IPO, the Fair Market Value shall be deemed to be the price at which one (1) Ordinary Share (or securities representing such Ordinary Share) was initially offered to the public in the Qualified IPO.

(b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30 day period ending immediately prior to the applicable date of valuation; and

(c) If there is no active public market, the Fair Market Value shall be the price per share that the Company could obtain from a willing buyer for Warrant Shares sold by the Company from authorized but unissued shares, as such prices shall be determined in good faith by the Board of Directors of the Company.

34.7 “Qualified IPO” means a public offering in the United States pursuant to an effective registration statement under the Securities Act or a reasonably comparable public offering on the Main Board of the Hong Kong Stock Exchange or a major stock exchange in Asia, covering the offer and sale of Ordinary Shares in which (x) the aggregate gross proceeds received by the Company in such public offering, at the public offering price, equals or exceeds Twenty Million United States Dollars ($20,000,000) (or its equivalent) and (y) involving a per share offering price of at least three (3) times the then effective Series B Conversion Price (as defined in the Company’s Amended and Restated Articles of Association.

34.8 “Issue Date” means the date of the issuance of this Warrant by the Company as stated under the heading of this Warrant.

34.9 “Next Equity Financing” means the Company’s next equity financing transaction in which it sells Series C Shares.

34.10 “Ordinary Shares” means the ordinary shares of the Company, with a par value of US$0.000001 per share.

34.11 “Person” means any individual, sole proprietorship, partnership, farm, joint venture, estate, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or governmental authority or other entity of any kind or nature.

34.12 “Registration Rights Agreement” means that certain Registration Rights Agreement entered into between the Company, the Holder and certain other parties, dated January 16, 2006, and as amended from time to time.

34.13 “Series B Shares” means the Company’s redeemable convertible Series B preferred shares with a par value of US$0.000001 per share.

34.14 “Series C Shares” means the Company’s redeemable convertible Series C preferred shares with a par value of US$0.000001 per share to be issued at the Next Equity Financing.

34.15 “Warrant” as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

35. Exercise of Warrant.

35.1 Exercise and Payment.

(a) This Warrant may be exercised in whole by the Holder hereof at any time on or after the Effective Date but before the Expiration Date, by delivery of an original or facsimile copy of the notice of exercise attached as Exhibit A hereto (the “Exercise Form”) duly executed by such Holder and surrender of the original Warrant by the earlier of (x) the tenth (10th) calendar day after exercise or (y) the Expiration Date, to the Company at its principal office, accompanied by payment (i) by wire transfer, (ii) by cancellation of indebtedness of the Company owed to the Holder or (iii) a combination of (i) and (ii) of an amount obtained by multiplying the number of Warrant Shares by the Exercise Price then in effect (the “Exercise Amount”). The Holder shall receive all the rights, preferences and privileges granted to other holders of the same class and series of shares issued upon the exercise of this Warrant. There is no partial exercise of this Warrant.

(b) At any time on or after the Effective Date and prior to the Expiration Date, in lieu of cash exercising this Warrant, the Holder may elect to receive Warrant Shares equal to the value of this Warrant by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

X=	Y(A-B)
A

Where

X — The number of Warrant Shares to be issued to the Holder.

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Y — The number of Warrant Shares purchasable under this Warrant.

A — The Fair Market Value of one (1) Warrant Share that the Holder is entitled to purchase.

B — The Exercise Price (as adjusted to the cute of such calculations).

35.2 Register of Members; Share Certificate; Fractional Shares. Upon delivery of the Warrant to the Company for cancellation and payment of the Exercise Amount (the date of completion of the foregoing; the “Exercise Date”), the Company shall as soon as practicable (but in no event later than thirty (30) days after the Exercise Date) register the Holder as a member of the Company in the Company’s register of members in respect of the Warrant Shares issuable upon such exercise, and issue and deliver to the Holder a certificate for the number of Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a Warrant Share equal to such fraction of the fair market value of one (1) whole Warrant Share as determined by the Company’s board of directors. No fractional Warrant Share or scrip representing a fractional Warrant Share shall be issued upon an exercise of this Warrant.

36. Valid Issuance; Taxes. All Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof.

37. Adjustment Of Exercise Price And Number Of Warrant Shares. The Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities or property receivable or issuable upon exercise of this Warrant) and the Exercise Price are subject to adjustment upon occurrence of the following events:

37.1 Adjustment for Share Splits, Share Subdivisions or Combinations. The Exercise Price of this Warrant shall be proportionally decreased and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any share split or subdivision of the Series B Shares. The Exercise Price of this Warrant shall be proportionally increased and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Series B Shares.

37.2 Adjustment for Dividends or Distributions of Shares or Other Securities or Property. In the event the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Series B Shares (or any shares or other securities at the time issuable upon exercise of the Warrant) payable in (a) shares or other securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Series B Shares (or such other shares or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the shares or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant in full on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional shares available to it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

37.3 Reclassification. If the Company, by reclassification of shares or otherwise, shall change any of the shares as to which purchase rights under this Warrant exist into the same or a different number of shares of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of shares as would have been issuable as the result of such change with respect to the shares that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefore shall be equitably adjusted, all subject to further adjustment as provided in this Section 4.

37.4 Adjustment for Capital Reorganization, Merger or Consolidation. In case of any reorganization of the capital shares of the Company (other than a combination, reclassification or subdivision of shares otherwise provided for herein); or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive, upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property of the successor corporation

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resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised in full immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the shares or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s board of directors. In all events, appropriate adjustment (as determined in good faith by the Company’s board of directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

38. Certificate As To Adjustments. In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of this Warrant, the chief financial officer (or any person of an equivalent position) of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company shall promptly send (by facsimile or electronic mail, and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

39. Loss Or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and delivery in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

40. Reservation Of Shares. The Company hereby covenants and agrees that at all times there shall be reserved in the Company’s authorized but unissued share capital for issuance and delivery upon exercise of this Warrant such number of Warrant Shares (or other shares of the Company as are from time to time issuable upon exercise of this Warrant) and Ordinary Shares for issuance on conversion of such Warrant Shares.

41. Transfers; Restrictive Legends.

41.1 Transfers; Compliance with Securities Laws.

(a) This Warrant and the Warrant Shares issued upon the exercise of the Warrant are not assignable or transferable except this Warrant (and all rights hereunder) and the Warrant Shares issued upon the exercise of the Warrant may be assigned or transferred, in whole, subject to the terms of that certain Shareholders’ Agreement dated January 16, 2006, entered into between the Holder, the Company and certain other parties, as amended from time to time.

(b) The Holder, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other parry, for investment, and not with a view toward distribution or resale. The Holder represents and warrants to the Company that the Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder understands that the Warrant and any Warrant Shares acquired upon exercise of this Warrant are being offered and sold to the Holder in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to initially acquire the Warrant Shares.

41.2 Restrictive Legends. This Warrant shall (and each Warrant issued in substitution for this Warrant issued pursuant to Section 6 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

“THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR

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APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

Except as otherwise permitted by this Section 8, each share certificate for Warrant Shares issued upon the exercise of any Warrant and each share certificate issued on the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

Notwithstanding the foregoing, the Holder may require the Company to issue a share certificate for Warrant Shares without a legend if (i) such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto) or (ii) the Holder has received an opinion of counsel reasonably satisfactory to the Company that such registration is not required with respect to such Warrant Shares. If either condition in the foregoing sentence has been satisfied, the Company shall, without expense (except for the payment of any applicable transfer tax) and as expeditiously as possible, issue a new share certificate not bearing such legend.

42. Registration Rights. All Warrant Shares issuable upon exercise of this Warrant shall be “Registrable Shares” within the meaning of the relevant provisions of the Company’s Registration Rights Agreement, and are entitled, subject to the terms and conditions of that agreement, to all registration rights granted to the Holder thereunder.

43. No Rights or Liabilities as Shareholders. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder or member of the Company. In the absence of affirmative action by such Holder to purchase Warrant Shares by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a shareholder or member of the Company for any purpose.

44. Miscellaneous.

44.1 Amendment. This Warrant may not be amended or modified except upon written consent of the Holder and the Company.

44.2 Assignment. The rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and permitted transferees of the parties.

44.3 Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Holder with respect to this Warrant and the Warrant Shares.

44.4 Governing Law and Dispute Resolution.

(a) Governing Law. Except with respect to the references in this Warrant to the Securities Act, this Warrant shall be governed by and construed exclusively in accordance with the laws of the Hong Kong without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of Hong Kong to the rights and duties of the parties hereunder.

(b) Dispute Resolution.

i. Negotiation Between Parties. The Holder and the Company agree to negotiate in good faith to resolve any dispute between them regarding this Warrant. If the negotiations do not resolve the dispute to the reasonable satisfaction of all parties within thirty (30) days, Section 11.4 (b)(ii) shall apply.

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ii. Arbitration. In the event the parties are unable to settle a dispute between them regarding this Warrant in accordance with subsection (i) above, such dispute shall he referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the “UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this subsection (ii). The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules. The Language of the arbitration shall be English.

44.5 Headings. Section headings in this Warrant are included herein for convenience of reference only and shall not constitute a part of this Warrant for any other purpose.

44.6 Notices. Any notice or communication provided for by this Warrant shall be in writing and shall be delivered in person, sent by telecopy, mailed, first class, postage prepaid, or sent by nationally recognized overnight delivery service addressed to the Company or the Holder at their respective addresses or telecopy numbers in the register maintained by the Company or, as to any such party, at such other address or telecopy number as may be designated by it in a notice to the other party hereto. All notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

44.7 Further Assurance. Each of the Company and the Holder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Holder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Agreement.

44.8 Severability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without render invalid or unenforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

44.9 Saturdays, Sundays and Holidays. If the Expiration Date falls on a Business Day, the Expiration Date shall automatically be extended until the next Business Day.

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IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above:

COMPANY:

CGEN Digital Media Company Limited

By:	/s/

Name:

Title:

As accepted and agreed,

HOLDER:

Huitung Investments (BVI) Limited

By:	/s/

Name:

Title:

[SIGNATURE PAGE TO WARRANT]

Exhibit A

EXERCISE FORM

(to be signed only on exercise of Warrant)

TO: CGEN DIGITAL MEDIA COMPANY LIMITED

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.             ), hereby irrevocably elects to purchase:

All shares of the Series B Shares covered by such Warrant.

(a)              The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is US$                    .

OR

(b)              The undersigned herewith wishes to exercise the Warrant pursuant to Section 2.1(b)

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to the undersigned at the address below.

Dated:                     .

(Signature)

(Print Name)

(Street Address)

(City) (State) (Zip Code)

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

CGEN DIGITAL MEDIA COMPANY LIMITED

WARRANT TO PURCHASE

SERIES B REDEEMABLE CONVERTIBLE PREFERRED SHARES

No. B-5

Issue Date: November 1, 2006

CGEN DIGITAL MEDIA COMPANY LIMITED, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), hereby certifies that, for value received, Redpoint Ventures II, L.P. (the “Holder”) is entitled, subject to the terms set forth below, to purchase from the Company at any tune beginning on the Effective Date and before the Expiration Date (as defined below), up to a total of 763,929 fully paid and non-assessable shares of the Company’s Series B redeemable convertible preferred shares, par value US$0.000001 per share (the “Warrant Shares”), at a per share purchase price of US$0.113402 (the “Exercise Price”). The number of Warrant Shares purchasable upon exercise of this Warrant and the Exercise Price are subject to adjustment and change as provided herein.

45. Definitions. As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

45.1 “Affiliate” means, in respect of a Person, any of (a) a director, officer or partner of such Person, (b) a spouse, parent, sibling or descendant of such Person or a spouse, parent sibling or descent of a director, officer, or partner of such Person and (c) any other Person that, directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, another Person; and in the case of a Holder, shall include (i) any Person who holds Shares as a nominee for such Holder, (ii) any shareholder of such Holder, (iii) any entity or individual which has a direct or indirect interest in such Holder (including, if applicable, any general partner or limited partner) or any fund manager thereof; (iv) any Person that directly or indirectly Controls, is Controlled by, under common Control with, or is managed by such Holder or its fund manager, (v) the relatives of any individual referred to in (iii) above, and (v) any trust Controlled by or held for the benefit of such individuals. The term “Control” includes, without limitation, the possession, directly or indirectly, of power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

45.2 “Business Days” means any day (excluding Saturdays, Sundays and public holidays in the PRC) on which banks generally are on for business in the PRC, Singapore and New York.

45.3 “Effective Date” means the Issue Date.

45.4 “Exercise Amount” has the meaning set forth in Section 2.1.

45.5 “Expiration Date” means the earlier of (a) the closing date of the Next Equity Financing or (b) the completion date of a Qualified IPO.

45.6 “Fair Market Value” of a Warrant Share (on an converted basis) as of a particular date shall mean:

(a) If traded on a securities exchange or the NASDAQ National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Ordinary Shares of the Company (or the average of the closing prices of securities representing such Ordinary Shares divided by the number of Ordinary Shares represented) on such exchange or market over the five (5) Business Days ending immediately prior to the applicable date of valuation, except that if this Warrant shall be exercised immediately prior to the consummation of a Qualified IPO, the Fair Market Value shall be deemed to be the price at which one (1) Ordinary Share (or securities representing such Ordinary Share) was initially offered to the public in the Qualified IPO.

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(b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30 day period ending immediately prior to the applicable date of valuation; and

(c) If there is no active public market, the Fair Market Value shall be the price per share that the Company could obtain from a willing buyer for Warrant Shares sold by the Company from authorized but unissued shares, as such prices shall be determined in good faith by the Board of Directors of the Company.

45.7 “Qualified IPO” means a public offering in the United States pursuant to an effective registration statement under the Securities Act or a reasonably comparable public offering on the Main Board of the Hong Kong Stock Exchange or a major stock exchange in Asia, covering the offer and sale of Ordinary Shares in which (x) the aggregate gross proceeds received by the Company in such public offering, at the public offering price, equals or exceeds Twenty Million United States Dollars ($20,000,000) (or its equivalent) and (y) involving a per share offering price of at least three (3) times the then effective Series B Conversion Price (as defined in the Company’s Amended and Restated Articles of Association.

45.8 “Issue Date” means the date of the issuance of this Warrant by the Company as stated under the heading of this Warrant.

45.9 “Next Equity Financing” means the Company’s next equity financing transaction in which it sells Series C Shares.

45.10 “Ordinary Shares” means the ordinary shares of the Company, with a par value of US$0.000001 per share.

45.11 “Person” means any individual, sole proprietorship, partnership, farm, joint venture, estate, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or governmental authority or other entity of any kind or nature.

45.12 “Registration Rights Agreement” means that certain Registration Rights Agreement entered into between the Company, the Holder and certain other parties, dated January 16, 2006, and as amended from time to time.

45.13 “Series B Shares” means the Company’s redeemable convertible Series B preferred shares with a par value of US$0.000001 per share.

45.14 “Series C Shares” means the Company’s redeemable convertible Series C preferred shares with a par value of US$0.000001 per share to be issued at the Next Equity Financing.

45.15 “Warrant” as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

46. Exercise of Warrant.

46.1 Exercise and Payment.

(a) This Warrant may be exercised in whole by the Holder hereof at any time on or after the Effective Date but before the Expiration Date, by delivery of an original or facsimile copy of the notice of exercise attached as Exhibit A hereto (the “Exercise Form”) duly executed by such Holder and surrender of the original Warrant by the earlier of (x) the tenth (10th) calendar day after exercise or (y) the Expiration Date, to the Company at its principal office, accompanied by payment (i) by wire transfer, (ii) by cancellation of indebtedness of the Company owed to the Holder or (iii) a combination of (i) and (ii) of an amount obtained by multiplying the number of Warrant Shares by the Exercise Price then in effect (the “Exercise Amount”). The Holder shall receive all the rights, preferences and privileges granted to other holders of the same class and series of shares issued upon the exercise of this Warrant. There is no partial exercise of this Warrant.

(b) At any time on or after the Effective Date and prior to the Expiration Date, in lieu of cash exercising this Warrant, the Holder may elect to receive Warrant Shares equal to the value of this Warrant by surrender of this Warrant at the principal office of

3

the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

X=	Y(A-B)
A

Where

X — The number of Warrant Shares to be issued to the Holder.

Y — The number of Warrant Shares purchasable under this Warrant.

A — The Fair Market Value of one (1) Warrant Share that the Holder is entitled to purchase.

B — The Exercise Price (as adjusted to the cute of such calculations).

46.2 Register of Members; Share Certificate; Fractional Shares. Upon delivery of the Warrant to the Company for cancellation and payment of the Exercise Amount (the date of completion of the foregoing; the “Exercise Date”), the Company shall as soon as practicable (but in no event later than thirty (30) days after the Exercise Date) register the Holder as a member of the Company in the Company’s register of members in respect of the Warrant Shares issuable upon such exercise, and issue and deliver to the Holder a certificate for the number of Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a Warrant Share equal to such fraction of the fair market value of one (1) whole Warrant Share as determined by the Company’s board of directors. No fractional Warrant Share or scrip representing a fractional Warrant Share shall be issued upon an exercise of this Warrant.

47. Valid Issuance; Taxes. All Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof.

48. Adjustment Of Exercise Price And Number Of Warrant Shares. The Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities or property receivable or issuable upon exercise of this Warrant) and the Exercise Price are subject to adjustment upon occurrence of the following events:

48.1 Adjustment for Share Splits, Share Subdivisions or Combinations. The Exercise Price of this Warrant shall be proportionally decreased and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any share split or subdivision of the Series B Shares. The Exercise Price of this Warrant shall be proportionally increased and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Series B Shares.

48.2 Adjustment for Dividends or Distributions of Shares or Other Securities or Property. In the event the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Series B Shares (or any shares or other securities at the time issuable upon exercise of the Warrant) payable in (a) shares or other securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Series B Shares (or such other shares or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the shares or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant in full on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional shares available to it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

48.3 Reclassification. If the Company, by reclassification of shares or otherwise, shall change any of the shares as to which purchase rights under this Warrant exist into the same or a different number of shares of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of shares as would have been issuable as the result of such change with respect to the shares that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefore shall be equitably adjusted, all subject to further adjustment as provided in this Section 4.

48.4 Adjustment for Capital Reorganization, Merger or Consolidation. In case of any reorganization of the capital shares of the Company (other than a combination, reclassification or subdivision of shares otherwise provided for herein); or any merger or

4

consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive, upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised in full immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the shares or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s board of directors. In all events, appropriate adjustment (as determined in good faith by the Company’s board of directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

49. Certificate As To Adjustments. In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of this Warrant, the chief financial officer (or any person of an equivalent position) of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company shall promptly send (by facsimile or electronic mail, and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

50. Loss Or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and delivery in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

51. Reservation Of Shares. The Company hereby covenants and agrees that at all times there shall be reserved in the Company’s authorized but unissued share capital for issuance and delivery upon exercise of this Warrant such number of Warrant Shares (or other shares of the Company as are from time to time issuable upon exercise of this Warrant) and Ordinary Shares for issuance on conversion of such Warrant Shares.

52. Transfers; Restrictive Legends.

52.1 Transfers; Compliance with Securities Laws.

(a) This Warrant and the Warrant Shares issued upon the exercise of the Warrant are not assignable or transferable except this Warrant (and all rights hereunder) and the Warrant Shares issued upon the exercise of the Warrant may be assigned or transferred, in whole, subject to the terms of that certain Shareholders’ Agreement dated January 16, 2006, entered into between the Holder, the Company and certain other parties, as amended from time to time.

(b) The Holder, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other parry, for investment, and not with a view toward distribution or resale. The Holder represents and warrants to the Company that the Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder understands that the Warrant and any Warrant Shares acquired upon exercise of this Warrant are being offered and sold to the Holder in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to initially acquire the Warrant Shares.

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52.2 Restrictive Legends. This Warrant shall (and each Warrant issued in substitution for this Warrant issued pursuant to Section 6 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

“THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

Except as otherwise permitted by this Section 8, each share certificate for Warrant Shares issued upon the exercise of any Warrant and each share certificate issued on the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

Notwithstanding the foregoing, the Holder may require the Company to issue a share certificate for Warrant Shares without a legend if (i) such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto) or (ii) the Holder has received an opinion of counsel reasonably satisfactory to the Company that such registration is not required with respect to such Warrant Shares. If either condition in the foregoing sentence has been satisfied, the Company shall, without expense (except for the payment of any applicable transfer tax) and as expeditiously as possible, issue a new share certificate not bearing such legend.

53. Registration Rights. All Warrant Shares issuable upon exercise of this Warrant shall be “Registrable Shares” within the meaning of the relevant provisions of the Company’s Registration Rights Agreement, and are entitled, subject to the terms and conditions of that agreement, to all registration rights granted to the Holder thereunder.

54. No Rights or Liabilities as Shareholders. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder or member of the Company. In the absence of affirmative action by such Holder to purchase Warrant Shares by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a shareholder or member of the Company for any purpose.

55. Miscellaneous.

55.1 Amendment. This Warrant may not be amended or modified except upon written consent of the Holder and the Company.

55.2 Assignment. The rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and permitted transferees of the parties.

55.3 Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Holder with respect to this Warrant and the Warrant Shares.

55.4 Governing Law and Dispute Resolution.

(a) Governing Law. Except with respect to the references in this Warrant to the Securities Act, this Warrant shall be governed by and construed exclusively in accordance with the laws of the Hong Kong without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of Hong Kong to the rights and duties of the parties hereunder.

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(b) Dispute Resolution.

i. Negotiation Between Parties. The Holder and the Company agree to negotiate in good faith to resolve any dispute between them regarding this Warrant. If the negotiations do not resolve the dispute to the reasonable satisfaction of all parties within thirty (30) days, Section 11.4 (b)(ii) shall apply.

ii. Arbitration. In the event the parties are unable to settle a dispute between them regarding this Warrant in accordance with subsection (i) above, such dispute shall he referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the “UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this subsection (ii). The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules. The Language of the arbitration shall be English.

55.5 Headings. Section headings in this Warrant are included herein for convenience of reference only and shall not constitute a part of this Warrant for any other purpose.

55.6 Notices. Any notice or communication provided for by this Warrant shall be in writing and shall be delivered in person, sent by telecopy, mailed, first class, postage prepaid, or sent by nationally recognized overnight delivery service addressed to the Company or the Holder at their respective addresses or telecopy numbers in the register maintained by the Company or, as to any such party, at such other address or telecopy number as may be designated by it in a notice to the other party hereto. All notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

55.7 Further Assurance. Each of the Company and the Holder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Holder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Agreement.

55.8 Severability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without render invalid or unenforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

55.9 Saturdays, Sundays and Holidays. If the Expiration Date falls on a Business Day, the Expiration Date shall automatically be extended until the next Business Day.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

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IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above:

COMPANY:

CGEN Digital Media Company Limited

By:	/s/

Name:

Title:

As accepted and agreed,

HOLDER:

REDPOINT VENTURES II, L.P. by its General Partner Redpoint Ventures II, LLC

By:	/s/

Name:

Title:

[SIGNATURE PAGE TO WARRANT]

Exhibit A

EXERCISE FORM

(to be signed only on exercise of Warrant)

TO: CGEN DIGITAL MEDIA COMPANY LIMITED

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.             ), hereby irrevocably elects to purchase:

All shares of the Series B Shares covered by such Warrant.

(a)              The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is US$                    .

OR

(b)              The undersigned herewith wishes to exercise the Warrant pursuant to Section 2.1(b)

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to the undersigned at the address below.

Dated:                     .

(Signature)

(Print Name)

(Street Address)

(City) (State) (Zip Code)

[SIGNATURE PAGE TO WARRANT]

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

CGEN DIGITAL MEDIA COMPANY LIMITED

WARRANT TO PURCHASE

SERIES B REDEEMABLE CONVERTIBLE PREFERRED SHARES

No. B-6

Issue Date: November 1, 2006

CGEN DIGITAL MEDIA COMPANY LIMITED, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), hereby certifies that, for value received, Redpoint Associates II, LLC (the “Holder”) is entitled, subject to the terms set forth below, to purchase from the Company at any tune beginning on the Effective Date and before the Expiration Date (as defined below), up to a total of 17,664 fully paid and non-assessable shares of the Company’s Series B redeemable convertible preferred shares, par value US$0.000001 per share (the “Warrant Shares”), at a per share purchase price of US$0.113402 (the “Exercise Price”). The number of Warrant Shares purchasable upon exercise of this Warrant and the Exercise Price are subject to adjustment and change as provided herein.

56. Definitions. As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

56.1 “Affiliate” means, in respect of a Person, any of (a) a director, officer or partner of such Person, (b) a spouse, parent, sibling or descendant of such Person or a spouse, parent sibling or descent of a director, officer, or partner of such Person and (c) any other Person that, directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, another Person; and in the case of a Holder, shall include (i) any Person who holds Shares as a nominee for such Holder, (ii) any shareholder of such Holder, (iii) any entity or individual which has a direct or indirect interest in such Holder (including, if applicable, any general partner or limited partner) or any fund manager thereof; (iv) any Person that directly or indirectly Controls, is Controlled by, under common Control with, or is managed by such Holder or its fund manager, (v) the relatives of any individual referred to in (iii) above, and (v) any trust Controlled by or held for the benefit of such individuals. The term “Control” includes, without limitation, the possession, directly or indirectly, of power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

56.2 “Business Days” means any day (excluding Saturdays, Sundays and public holidays in the PRC) on which banks generally are on for business in the PRC, Singapore and New York.

56.3 “Effective Date” means the Issue Date.

56.4 “Exercise Amount” has the meaning set forth in Section 2.1.

56.5 “Expiration Date” means the earlier of (a) the closing date of the Next Equity Financing or (b) the completion date of a Qualified IPO.

56.6 “Fair Market Value” of a Warrant Share (on an converted basis) as of a particular date shall mean:

(a) If traded on a securities exchange or the NASDAQ National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Ordinary Shares of the Company (or the average of the closing prices of securities representing such Ordinary Shares divided by the number of Ordinary Shares represented) on such exchange or market over the five (5) Business Days ending immediately prior to the applicable date of valuation, except that if this Warrant shall be exercised immediately prior to the consummation of a Qualified IPO, the Fair Market Value shall be deemed to be the price at which one (1) Ordinary Share (or securities representing such Ordinary Share) was initially offered to the public in the Qualified IPO.

[SIGNATURE PAGE TO WARRANT]

(b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30 day period ending immediately prior to the applicable date of valuation; and

(c) If there is no active public market, the Fair Market Value shall be the price per share that the Company could obtain from a willing buyer for Warrant Shares sold by the Company from authorized but unissued shares, as such prices shall be determined in good faith by the Board of Directors of the Company.

56.7 “Qualified IPO” means a public offering in the United States pursuant to an effective registration statement under the Securities Act or a reasonably comparable public offering on the Main Board of the Hong Kong Stock Exchange or a major stock exchange in Asia, covering the offer and sale of Ordinary Shares in which (x) the aggregate gross proceeds received by the Company in such public offering, at the public offering price, equals or exceeds Twenty Million United States Dollars ($20,000,000) (or its equivalent) and (y) involving a per share offering price of at least three (3) times the then effective Series B Conversion Price (as defined in the Company’s Amended and Restated Articles of Association.

56.8 “Issue Date” means the date of the issuance of this Warrant by the Company as stated under the heading of this Warrant.

56.9 “Next Equity Financing” means the Company’s next equity financing transaction in which it sells Series C Shares.

56.10 “Ordinary Shares” means the ordinary shares of the Company, with a par value of US$0.000001 per share.

56.11 “Person” means any individual, sole proprietorship, partnership, farm, joint venture, estate, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or governmental authority or other entity of any kind or nature.

56.12 “Registration Rights Agreement” means that certain Registration Rights Agreement entered into between the Company, the Holder and certain other parties, dated January 16, 2006, and as amended from time to time.

56.13 “Series B Shares” means the Company’s redeemable convertible Series B preferred shares with a par value of US$0.000001 per share.

56.14 “Series C Shares” means the Company’s redeemable convertible Series C preferred shares with a par value of US$0.000001 per share to be issued at the Next Equity Financing.

56.15 “Warrant” as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

57. Exercise of Warrant.

57.1 Exercise and Payment.

(a) This Warrant may be exercised in whole by the Holder hereof at any time on or after the Effective Date but before the Expiration Date, by delivery of an original or facsimile copy of the notice of exercise attached as Exhibit A hereto (the “Exercise Form”) duly executed by such Holder and surrender of the original Warrant by the earlier of (x) the tenth (10th) calendar day after exercise or (y) the Expiration Date, to the Company at its principal office, accompanied by payment (i) by wire transfer, (ii) by cancellation of indebtedness of the Company owed to the Holder or (iii) a combination of (i) and (ii) of an amount obtained by multiplying the number of Warrant Shares by the Exercise Price then in effect (the “Exercise Amount”). The Holder shall receive all the rights, preferences and privileges granted to other holders of the same class and series of shares issued upon the exercise of this Warrant. There is no partial exercise of this Warrant.

(b) At any time on or after the Effective Date and prior to the Expiration Date, in lieu of cash exercising this Warrant, the Holder may elect to receive Warrant Shares equal to the value of this Warrant by surrender of this Warrant at the principal office of

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the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

X=	Y(A-B)
A

Where

X — The number of Warrant Shares to be issued to the Holder.

Y — The number of Warrant Shares purchasable under this Warrant.

A — The Fair Market Value of one (1) Warrant Share that the Holder is entitled to purchase.

B — The Exercise Price (as adjusted to the cute of such calculations).

57.2 Register of Members; Share Certificate; Fractional Shares. Upon delivery of the Warrant to the Company for cancellation and payment of the Exercise Amount (the date of completion of the foregoing; the “Exercise Date”), the Company shall as soon as practicable (but in no event later than thirty (30) days after the Exercise Date) register the Holder as a member of the Company in the Company’s register of members in respect of the Warrant Shares issuable upon such exercise, and issue and deliver to the Holder a certificate for the number of Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a Warrant Share equal to such fraction of the fair market value of one (1) whole Warrant Share as determined by the Company’s board of directors. No fractional Warrant Share or scrip representing a fractional Warrant Share shall be issued upon an exercise of this Warrant.

58. Valid Issuance; Taxes. All Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof.

59. Adjustment Of Exercise Price And Number Of Warrant Shares. The Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities or property receivable or issuable upon exercise of this Warrant) and the Exercise Price are subject to adjustment upon occurrence of the following events:

59.1 Adjustment for Share Splits, Share Subdivisions or Combinations. The Exercise Price of this Warrant shall be proportionally decreased and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any share split or subdivision of the Series B Shares. The Exercise Price of this Warrant shall be proportionally increased and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Series B Shares.

59.2 Adjustment for Dividends or Distributions of Shares or Other Securities or Property. In the event the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Series B Shares (or any shares or other securities at the time issuable upon exercise of the Warrant) payable in (a) shares or other securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Series B Shares (or such other shares or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the shares or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant in full on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional shares available to it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

59.3 Reclassification. If the Company, by reclassification of shares or otherwise, shall change any of the shares as to which purchase rights under this Warrant exist into the same or a different number of shares of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of shares as would have been issuable as the result of such change with respect to the shares that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefore shall be equitably adjusted, all subject to further adjustment as provided in this Section 4.

59.4 Adjustment for Capital Reorganization, Merger or Consolidation. In case of any reorganization of the capital shares of the Company (other than a combination, reclassification or subdivision of shares otherwise provided for herein); or any merger or

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any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive, upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised in full immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the shares or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s board of directors. In all events, appropriate adjustment (as determined in good faith by the Company’s board of directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

60. Certificate As To Adjustments. In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of this Warrant, the chief financial officer (or any person of an equivalent position) of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company shall promptly send (by facsimile or electronic mail, and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

61. Loss Or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and delivery in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

62. Reservation Of Shares. The Company hereby covenants and agrees that at all times there shall be reserved in the Company’s authorized but unissued share capital for issuance and delivery upon exercise of this Warrant such number of Warrant Shares (or other shares of the Company as are from time to time issuable upon exercise of this Warrant) and Ordinary Shares for issuance on conversion of such Warrant Shares.

63. Transfers; Restrictive Legends.

63.1 Transfers; Compliance with Securities Laws.

(a) This Warrant and the Warrant Shares issued upon the exercise of the Warrant are not assignable or transferable except this Warrant (and all rights hereunder) and the Warrant Shares issued upon the exercise of the Warrant may be assigned or transferred, in whole, subject to the terms of that certain Shareholders’ Agreement dated January 16, 2006, entered into between the Holder, the Company and certain other parties, as amended from time to time.

(b) The Holder, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other parry, for investment, and not with a view toward distribution or resale. The Holder represents and warrants to the Company that the Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder understands that the Warrant and any Warrant Shares acquired upon exercise of this Warrant are being offered and sold to the Holder in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to initially acquire the Warrant Shares.

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63.2 Restrictive Legends. This Warrant shall (and each Warrant issued in substitution for this Warrant issued pursuant to Section 6 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

“THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

Except as otherwise permitted by this Section 8, each share certificate for Warrant Shares issued upon the exercise of any Warrant and each share certificate issued on the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

Notwithstanding the foregoing, the Holder may require the Company to issue a share certificate for Warrant Shares without a legend if (i) such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto) or (ii) the Holder has received an opinion of counsel reasonably satisfactory to the Company that such registration is not required with respect to such Warrant Shares. If either condition in the foregoing sentence has been satisfied, the Company shall, without expense (except for the payment of any applicable transfer tax) and as expeditiously as possible, issue a new share certificate not bearing such legend.

64. Registration Rights. All Warrant Shares issuable upon exercise of this Warrant shall be “Registrable Shares” within the meaning of the relevant provisions of the Company’s Registration Rights Agreement, and are entitled, subject to the terms and conditions of that agreement, to all registration rights granted to the Holder thereunder.

65. No Rights or Liabilities as Shareholders. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder or member of the Company. In the absence of affirmative action by such Holder to purchase Warrant Shares by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a shareholder or member of the Company for any purpose.

66. Miscellaneous.

66.1 Amendment. This Warrant may not be amended or modified except upon written consent of the Holder and the Company.

66.2 Assignment. The rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and permitted transferees of the parties.

66.3 Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Holder with respect to this Warrant and the Warrant Shares.

66.4 Governing Law and Dispute Resolution.

(a) Governing Law. Except with respect to the references in this Warrant to the Securities Act, this Warrant shall be governed by and construed exclusively in accordance with the laws of the Hong Kong without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of Hong Kong to the rights and duties of the parties hereunder.

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(b) Dispute Resolution.

i. Negotiation Between Parties. The Holder and the Company agree to negotiate in good faith to resolve any dispute between them regarding this Warrant. If the negotiations do not resolve the dispute to the reasonable satisfaction of all parties within thirty (30) days, Section 11.4 (b)(ii) shall apply.

ii. Arbitration. In the event the parties are unable to settle a dispute between them regarding this Warrant in accordance with subsection (i) above, such dispute shall he referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the “UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this subsection (ii). The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules. The Language of the arbitration shall be English.

66.5 Headings. Section headings in this Warrant are included herein for convenience of reference only and shall not constitute a part of this Warrant for any other purpose.

66.6 Notices. Any notice or communication provided for by this Warrant shall be in writing and shall be delivered in person, sent by telecopy, mailed, first class, postage prepaid, or sent by nationally recognized overnight delivery service addressed to the Company or the Holder at their respective addresses or telecopy numbers in the register maintained by the Company or, as to any such party, at such other address or telecopy number as may be designated by it in a notice to the other party hereto. All notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

66.7 Further Assurance. Each of the Company and the Holder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Holder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Agreement.

66.8 Severability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without render invalid or unenforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

66.9 Saturdays, Sundays and Holidays. If the Expiration Date falls on a Business Day, the Expiration Date shall automatically be extended until the next Business Day.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

[SIGNATURE PAGE TO WARRANT]

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above:

COMPANY:

CGEN Digital Media Company Limited

By:	/s/

Name:

Title:

As accepted and agreed,

HOLDER:

REDPOINT ASSOCIATES II, LLC, as nominee

By:	/s/

Name:

Title:

[SIGNATURE PAGE TO WARRANT]

Exhibit A

EXERCISE FORM

(to be signed only on exercise of Warrant)

TO: CGEN DIGITAL MEDIA COMPANY LIMITED

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.             ), hereby irrevocably elects to purchase:

All shares of the Series B Shares covered by such Warrant.

(a)              The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is US$                    .

OR

(b)              The undersigned herewith wishes to exercise the Warrant pursuant to Section 2.1(b)

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to the undersigned at the address below.

Dated:                     .

(Signature)

(Print Name)

(Street Address)

(City) (State) (Zip Code)

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

CGEN DIGITAL MEDIA COMPANY LIMITED

WARRANT TO PURCHASE

SERIES B REDEEMABLE CONVERTIBLE PREFERRED SHARES

No. B-7

Issue Date: November 1, 2006

CGEN DIGITAL MEDIA COMPANY LIMITED, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), hereby certifies that, for value received, Sumitomo Corporation Equity Asia Limited (the “Holder”) is entitled, subject to the terms set forth below, to purchase from the Company at any tune beginning on the Effective Date and before the Expiration Date (as defined below), up to a total of 497,235 fully paid and non-assessable shares of the Company’s Series B redeemable convertible preferred shares, par value US$0.000001 per share (the “Warrant Shares”), at a per share purchase price of US$0.113402 (the “Exercise Price”). The number of Warrant Shares purchasable upon exercise of this Warrant and the Exercise Price are subject to adjustment and change as provided herein.

67. Definitions. As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

67.1 “Affiliate” means, in respect of a Person, any of (a) a director, officer or partner of such Person, (b) a spouse, parent, sibling or descendant of such Person or a spouse, parent sibling or descent of a director, officer, or partner of such Person and (c) any other Person that, directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, another Person; and in the case of a Holder, shall include (i) any Person who holds Shares as a nominee for such Holder, (ii) any shareholder of such Holder, (iii) any entity or individual which has a direct or indirect interest in such Holder (including, if applicable, any general partner or limited partner) or any fund manager thereof; (iv) any Person that directly or indirectly Controls, is Controlled by, under common Control with, or is managed by such Holder or its fund manager, (v) the relatives of any individual referred to in (iii) above, and (v) any trust Controlled by or held for the benefit of such individuals. The term “Control” includes, without limitation, the possession, directly or indirectly, of power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

67.2 “Business Days” means any day (excluding Saturdays, Sundays and public holidays in the PRC) on which banks generally are on for business in the PRC, Singapore and New York.

67.3 “Effective Date” means the Issue Date.

67.4 “Exercise Amount” has the meaning set forth in Section 2.1.

67.5 “Expiration Date” means the earlier of (a) the closing date of the Next Equity Financing or (b) the completion date of a Qualified IPO.

67.6 “Fair Market Value” of a Warrant Share (on an converted basis) as of a particular date shall mean:

(a) If traded on a securities exchange or the NASDAQ National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Ordinary Shares of the Company (or the average of the closing prices of securities representing such Ordinary Shares divided by the number of Ordinary Shares represented) on such exchange or market over the five (5) Business Days ending immediately prior to the applicable date of valuation, except that if this Warrant shall be exercised immediately prior to the consummation of a Qualified IPO, the Fair Market Value shall be deemed to be the price at which one (1) Ordinary Share (or securities representing such Ordinary Share) was initially offered to the public in the Qualified IPO.

49

(b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30 day period ending immediately prior to the applicable date of valuation; and

(c) If there is no active public market, the Fair Market Value shall be the price per share that the Company could obtain from a willing buyer for Warrant Shares sold by the Company from authorized but unissued shares, as such prices shall be determined in good faith by the Board of Directors of the Company.

67.7 “Qualified IPO” means a public offering in the United States pursuant to an effective registration statement under the Securities Act or a reasonably comparable public offering on the Main Board of the Hong Kong Stock Exchange or a major stock exchange in Asia, covering the offer and sale of Ordinary Shares in which (x) the aggregate gross proceeds received by the Company in such public offering, at the public offering price, equals or exceeds Twenty Million United States Dollars ($20,000,000) (or its equivalent) and (y) involving a per share offering price of at least three (3) times the then effective Series B Conversion Price (as defined in the Company’s Amended and Restated Articles of Association.

67.8 “Issue Date” means the date of the issuance of this Warrant by the Company as stated under the heading of this Warrant.

67.9 “Next Equity Financing” means the Company’s next equity financing transaction in which it sells Series C Shares.

67.10 “Ordinary Shares” means the ordinary shares of the Company, with a par value of US$0.000001 per share.

67.11 “Person” means any individual, sole proprietorship, partnership, farm, joint venture, estate, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or governmental authority or other entity of any kind or nature.

67.12 “Registration Rights Agreement” means that certain Registration Rights Agreement entered into between the Company, the Holder and certain other parties, dated January 16, 2006, and as amended from time to time.

67.13 “Series B Shares” means the Company’s redeemable convertible Series B preferred shares with a par value of US$0.000001 per share.

67.14 “Series C Shares” means the Company’s redeemable convertible Series C preferred shares with a par value of US$0.000001 per share to be issued at the Next Equity Financing.

67.15 “Warrant” as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

68. Exercise of Warrant.

68.1 Exercise and Payment.

(a) This Warrant may be exercised in whole by the Holder hereof at any time on or after the Effective Date but before the Expiration Date, by delivery of an original or facsimile copy of the notice of exercise attached as Exhibit A hereto (the “Exercise Form”) duly executed by such Holder and surrender of the original Warrant by the earlier of (x) the tenth (10th) calendar day after exercise or (y) the Expiration Date, to the Company at its principal office, accompanied by payment (i) by wire transfer, (ii) by cancellation of indebtedness of the Company owed to the Holder or (iii) a combination of (i) and (ii) of an amount obtained by multiplying the number of Warrant Shares by the Exercise Price then in effect (the “Exercise Amount”). The Holder shall receive all the rights, preferences and privileges granted to other holders of the same class and series of shares issued upon the exercise of this Warrant. There is no partial exercise of this Warrant.

(b) At any time on or after the Effective Date and prior to the Expiration Date, in lieu of cash exercising this Warrant, the Holder may elect to receive Warrant Shares equal to the value of this Warrant by surrender of this Warrant at the principal office of

50

the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

X=	Y(A-B)
A

Where

X — The number of Warrant Shares to be issued to the Holder.

Y — The number of Warrant Shares purchasable under this Warrant.

A — The Fair Market Value of one (1) Warrant Share that the Holder is entitled to purchase.

B — The Exercise Price (as adjusted to the cute of such calculations).

68.2 Register of Members; Share Certificate; Fractional Shares. Upon delivery of the Warrant to the Company for cancellation and payment of the Exercise Amount (the date of completion of the foregoing; the “Exercise Date”), the Company shall as soon as practicable (but in no event later than thirty (30) days after the Exercise Date) register the Holder as a member of the Company in the Company’s register of members in respect of the Warrant Shares issuable upon such exercise, and issue and deliver to the Holder a certificate for the number of Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a Warrant Share equal to such fraction of the fair market value of one (1) whole Warrant Share as determined by the Company’s board of directors. No fractional Warrant Share or scrip representing a fractional Warrant Share shall be issued upon an exercise of this Warrant.

69. Valid Issuance; Taxes. All Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof.

70. Adjustment Of Exercise Price And Number Of Warrant Shares. The Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities or property receivable or issuable upon exercise of this Warrant) and the Exercise Price are subject to adjustment upon occurrence of the following events:

70.1 Adjustment for Share Splits, Share Subdivisions or Combinations. The Exercise Price of this Warrant shall be proportionally decreased and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any share split or subdivision of the Series B Shares. The Exercise Price of this Warrant shall be proportionally increased and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Series B Shares.

70.2 Adjustment for Dividends or Distributions of Shares or Other Securities or Property. In the event the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Series B Shares (or any shares or other securities at the time issuable upon exercise of the Warrant) payable in (a) shares or other securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Series B Shares (or such other shares or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the shares or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant in full on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional shares available to it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

70.3 Reclassification. If the Company, by reclassification of shares or otherwise, shall change any of the shares as to which purchase rights under this Warrant exist into the same or a different number of shares of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of shares as would have been issuable as the result of such change with respect to the shares that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefore shall be equitably adjusted, all subject to further adjustment as provided in this Section 4.

70.4 Adjustment for Capital Reorganization, Merger or Consolidation. In case of any reorganization of the capital shares of the Company (other than a combination, reclassification or subdivision of shares otherwise provided for herein); or any merger or

51

consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive, upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised in full immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the shares or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s board of directors. In all events, appropriate adjustment (as determined in good faith by the Company’s board of directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

71. Certificate As To Adjustments. In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of this Warrant, the chief financial officer (or any person of an equivalent position) of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company shall promptly send (by facsimile or electronic mail, and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

72. Loss Or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and delivery in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

73. Reservation Of Shares. The Company hereby covenants and agrees that at all times there shall be reserved in the Company’s authorized but unissued share capital for issuance and delivery upon exercise of this Warrant such number of Warrant Shares (or other shares of the Company as are from time to time issuable upon exercise of this Warrant) and Ordinary Shares for issuance on conversion of such Warrant Shares.

74. Transfers; Restrictive Legends.

74.1 Transfers; Compliance with Securities Laws.

(a) This Warrant and the Warrant Shares issued upon the exercise of the Warrant are not assignable or transferable except this Warrant (and all rights hereunder) and the Warrant Shares issued upon the exercise of the Warrant may be assigned or transferred, in whole, subject to the terms of that certain Shareholders’ Agreement dated January 16, 2006, entered into between the Holder, the Company and certain other parties, as amended from time to time.

(b) The Holder, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other parry, for investment, and not with a view toward distribution or resale. The Holder represents and warrants to the Company that the Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder understands that the Warrant and any Warrant Shares acquired upon exercise of this Warrant are being offered and sold to the Holder in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to initially acquire the Warrant Shares.

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74.2 Restrictive Legends. This Warrant shall (and each Warrant issued in substitution for this Warrant issued pursuant to Section 6 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

“THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

Except as otherwise permitted by this Section 8, each share certificate for Warrant Shares issued upon the exercise of any Warrant and each share certificate issued on the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

Notwithstanding the foregoing, the Holder may require the Company to issue a share certificate for Warrant Shares without a legend if (i) such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto) or (ii) the Holder has received an opinion of counsel reasonably satisfactory to the Company that such registration is not required with respect to such Warrant Shares. If either condition in the foregoing sentence has been satisfied, the Company shall, without expense (except for the payment of any applicable transfer tax) and as expeditiously as possible, issue a new share certificate not bearing such legend.

75. Registration Rights. All Warrant Shares issuable upon exercise of this Warrant shall be “Registrable Shares” within the meaning of the relevant provisions of the Company’s Registration Rights Agreement, and are entitled, subject to the terms and conditions of that agreement, to all registration rights granted to the Holder thereunder.

76. No Rights or Liabilities as Shareholders. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder or member of the Company. In the absence of affirmative action by such Holder to purchase Warrant Shares by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a shareholder or member of the Company for any purpose.

77. Miscellaneous.

77.1 Amendment. This Warrant may not be amended or modified except upon written consent of the Holder and the Company.

77.2 Assignment. The rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and permitted transferees of the parties.

77.3 Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Holder with respect to this Warrant and the Warrant Shares.

77.4 Governing Law and Dispute Resolution.

(a) Governing Law. Except with respect to the references in this Warrant to the Securities Act, this Warrant shall be governed by and construed exclusively in accordance with the laws of the Hong Kong without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of Hong Kong to the rights and duties of the parties hereunder.

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(b) Dispute Resolution.

i. Negotiation Between Parties. The Holder and the Company agree to negotiate in good faith to resolve any dispute between them regarding this Warrant. If the negotiations do not resolve the dispute to the reasonable satisfaction of all parties within thirty (30) days, Section 11.4 (b)(ii) shall apply.

ii. Arbitration. In the event the parties are unable to settle a dispute between them regarding this Warrant in accordance with subsection (i) above, such dispute shall he referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the “UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this subsection (ii). The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules. The Language of the arbitration shall be English.

77.5 Headings. Section headings in this Warrant are included herein for convenience of reference only and shall not constitute a part of this Warrant for any other purpose.

77.6 Notices. Any notice or communication provided for by this Warrant shall be in writing and shall be delivered in person, sent by telecopy, mailed, first class, postage prepaid, or sent by nationally recognized overnight delivery service addressed to the Company or the Holder at their respective addresses or telecopy numbers in the register maintained by the Company or, as to any such party, at such other address or telecopy number as may be designated by it in a notice to the other party hereto. All notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

77.7 Further Assurance. Each of the Company and the Holder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Holder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Agreement.

77.8 Severability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without render invalid or unenforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

77.9 Saturdays, Sundays and Holidays. If the Expiration Date falls on a Business Day, the Expiration Date shall automatically be extended until the next Business Day.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above:

COMPANY:

CGEN Digital Media Company Limited

By:	/s/

Name:

Title:

As accepted and agreed,

HOLDER:

Sumitomo Corporation Equity Asia Limited

By:	/s/

Name:

Title:

[SIGNATURE PAGE TO WARRANT]

Exhibit A

EXERCISE FORM

(to be signed only on exercise of Warrant)

TO: CGEN DIGITAL MEDIA COMPANY LIMITED

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.             ), hereby irrevocably elects to purchase:

All shares of the Series B Shares covered by such Warrant.

(a)              The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is US$                    .

OR

(b)              The undersigned herewith wishes to exercise the Warrant pursuant to Section 2.1(b)

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to the undersigned at the address below.

Dated:                     .

(Signature)

(Print Name)

(Street Address)

(City) (State) (Zip Code)